SUPPLEMENT DATED JUNE 4, 2003
TO THE
PROSPECTUS DATED MAY 1, 2003
FOR
PERSPECTIVE IISM FIXED & VARIABLE ANNUITY
JACKSON NATIONAL® SEPARATE ACCOUNT I

The 3% and 4% Contract Enhancements are currently available. However, if you select the 3% or 4% Contract Enhancements, the 3 year, 5 year and 7 year Guaranteed Fixed Account options will not be available. In addition, if you allocate premiums to the 1 year Guaranteed Fixed Account the amount in the 1 year Guaranteed Fixed Account will be automatically transferred on a monthly basis to your choice of investment division within 12 months of the date the Company receives the premium. At the end of the period, all amounts in the 1 year Guaranteed Fixed Account will have been transferred. The amount will be determined based on the amount allocated to the 1 year Guaranteed Fixed Account and the interest rate guaranteed for that option. Charges, withdrawals and additional transfers taken from the 1 year Guaranteed Fixed Account will shorten the length of time it takes to deplete the account. These automatic transfers will not count against the 15 free transfers in a contract year.

Interest will continue to be credited daily on the account balance remaining in the 1 year Guaranteed Fixed Account as funds are automatically transferred into your choice of investment division options. However, the equivalent yield over the 12 month automatic transfer period will be less than the interest rate declared, as it will be applied to a declining balance in the 1 year Guaranteed Fixed Account. You may need to reconsider your decision to purchase this contract in light of the unavailability of other than the 1 year Guaranteed Fixed Account option and premium credit enhancements under a single contract.

If you elect the 3% or 4% Contract Enhancements, the following restrictions apply:

  The Capital Protection Program is not available.
  Transfers are not allowed from the investment divisions to the Guaranteed Fixed Accounts.
  If you elect EarningsSweepSM, earnings may be transferred only from PPM America/JNL Money Market Fund into the investment divisions.
  If you select Dollar Cost Averaging, assets may only be transferred from the investment divisions into any other investment division.
  If you elect the Rebalancing feature, it may only include the investment divisions.

On page 1, in the section entitled “Optional Features,” the following sentence in the third bullet should be deleted:

“The 3% and 4% Contract Enhancements are currently unavailable.”

On page 5, footnote 11 should be deleted and replaced in its entirety with the following:

The 2% Contract Enhancement is assumed to have been selected (along with the Earnings Protection Benefit, the 20% additional free withdrawal, the most expensive optional death benefit and the maximum possible charge for the GMWB). You may not elect the five-year withdrawal charge period option with the 2% Contract Enhancement. You may not elect both the GMIB and the GMWB.

On page 47, the following sentence should be added to the sections entitled “Optional Five-Year Withdrawal Charge Period” and “20% Additional Free Withdrawal”:

You may not elect this option if you elect the 3% or 4% Contract Enhancement Endorsement.

(To be used with VC4224 Rev. 05/03.)

V5743 06/03